Exhibit 99.2

Assured Guaranty Ltd.

Financial Supplement

Fourth Quarter 2007

December 31, 2007

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“Assured” or “the Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007, June 30, 2007 and September 30, 2007 and our 10-K for the year ended December 31, 2006.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward looking statements, including its calculations of adjusted book value, present value of financial guaranty gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding losses, pricing, ratings, capital adequacy and the growth of the direct business could be affected by many events. These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions, except per share amounts)

	Quarter Ended December 31,		% Change versus	Year Ended December 31,		% Change versus
	2007	2006	4Q-06	2007	2006	2006
Gross written premiums (GWP) analysis:
Present value of GWP (PVP)(a)	$477.0	$116.0	311%	$874.6	$453.6	93%
Less: Financial guaranty installment premium PVP	276.9	69.5	298%	545.0	270.6	101%
Upfront financial guaranty GWP	200.1	46.5	330%	329.6	183.0	80%
Plus: Financial guaranty installment GWP	55.2	35.9	54%	170.0	130.1	31%
Financial guaranty GWP	255.3	82.4	210%	499.6	313.1	60%
Plus: Mortgage guaranty segment GWP	(0.2)	2.7	NM	2.7	8.4	(68)%
Plus: Other segment GWP	—	0.1	NM	3.5	4.1	(15)%
Total GWP	$255.2	$85.2	200%	$505.9	$325.7	55%

Net (loss) income	$(260.1)	$42.4	NM	$(303.3)	$159.7	NM
Less: After-tax realized gains (losses) on investments	0.4	—	NM	(1.3)	(1.5)	(13)%
Less: After-tax unrealized (losses) gains on derivatives(1)	(297.5)	1.0	NM	(480.0)	4.0	NM
Operating income(b)	$37.0	$41.5	(11)%	$178.0	$157.2	13%

Book value	$1,666.6	$1,650.8	1%
Plus: Net unearned premium reserve, after tax(2)	791.1	557.0	42%
Plus: Net present value of estimated future installment premiums in-force, after tax(d)	719.8	453.1	59%
Less: Deferred acquisition costs (DAC), after tax	231.0	191.1	21%
Adjusted book value(c)	$2,946.5	$2,469.8	19%

ROE, excluding AOCI	(65.4)%	10.2%		(18.8)%	9.9%
Operating ROE, excluding AOCI and after-tax unrealized (losses) gains on derivatives(b)	7.8%	10.2%		9.8%	9.9%

Per diluted share:
Net (loss) income	$(3.77)	$0.58	NM	$(4.46)	$2.15	NM
Less: After-tax realized gains (losses) on investments	0.01	—	NM	(0.02)	(0.02)	0%
Less: After-tax unrealized (losses) gains on derivatives(1)	(4.31)	0.01	NM	(7.06)	0.05	NM
Operating income(b)	$0.53	$0.56	(5)%	$2.57	$2.12	21%

Book value	$20.85	$24.44	(15)%
Plus: Net unearned premium reserve, after tax(2)	9.90	8.25	20%
Plus: Net present value of estimated future installment premiums in-force, after tax(d)	9.00	6.71	34%
Less: DAC, after tax	2.89	2.83	2%
Adjusted book value(c)	$36.85	$36.57	1%

Book value, excluding net unrealized mark-to-market gains (losses) on derivatives	$26.43	$23.95	10%
Adjusted book value, excluding net unrealized mark-to-market gains (losses) on derivatives	$42.44	$36.08	18%

Additional information:
Shares outstanding at the end of period(3)	79.9	67.5	18%
Weighted average basic shares outstanding - GAAP(4)	69.0	72.5	(5)%	68.0	73.3	(7)%
Weighted average diluted shares outstanding - GAAP(4)	69.0	73.6	(6)%	68.0	74.2	(8)%
Weighted average diluted shares outstanding - non-GAAP(4)	70.1	73.6	(5)%	69.3	74.2	(7)%

Consolidated net debt service outstanding	$302,413	$180,174	68%
Consolidated net par outstanding	200,279	132,296	51%
Consolidated claims-paying resources	4,440	3,415	30%
Gross par written	49,186	13,986	252%	88,117	50,892	73%

(1) The quarter and year ended December 31, 2007 included a fair value after-tax gain of $5.4 million, or $0.08 per diluted share, related to Assured Guaranty Corp.’s committed capital securities.

(2) Unearned premium reserve (UPR) less pre-paid reinsurance premiums, after tax.

(3) 12/31/07 shares outstanding excludes 1.2 million of nonvested restricted stock and 12/31/06 shares outstanding excludes 1.1 million of nonvested restricted stock, which is considered not issued under FAS 123R.

(4) The calculations for weighted average diluted shares outstanding and weighted average basic shares outstanding for GAAP are the same due to the antidilutive effect of options and restricted stock as a result of the net loss for the quarter and year ended December 31, 2007.  However, operating income, a non-GAAP financial measure, for both periods is positive, therefore the calculation of weighted diluted shares outstanding for operating income includes the dilutive effect of options and restricted stock.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended December 31,		% Change versus	Year Ended December 31,		% Change versus
	2007	2006	4Q-06	2007	2006	2006

Revenues
Gross written premiums	$255.2	$85.2	200%	$505.9	$325.7	55%

Net written premiums	252.7	84.5	199%	486.3	318.7	53%

Net earned premiums	67.6	58.5	16%	232.0	206.7	12%
Net investment income	33.9	29.5	15%	128.1	111.5	15%
Other income	0.1	0.4	(75)%	0.5	0.4	25%
Total revenues	101.6	88.4	15%	360.6	318.6	13%

Expenses
Loss and loss adjustment expenses	18.1	(0.7)	NM	8.0	(6.8)	NM
Profit commission expense	2.9	4.9	(41)%	6.5	9.5	(32)%
Acquisition costs	11.2	11.5	(3)%	43.2	45.0	(4)%
Other operating expenses	20.5	18.8	9%	79.9	68.0	18%
Interest and related expenses	6.6	4.3	53%	26.2	16.3	61%
Total expenses	59.2	38.7	53%	163.7	132.1	24%

Income before provision for income taxes	42.4	49.7	(15)%	196.9	186.5	6%

Total provision for income taxes	5.4	8.2	(34)%	18.9	29.3	(35)%

Operating income(b)	37.0	41.5	(11)%	178.0	157.2	13%

After-tax realized gains (losses) on investments	0.4	—	NM	(1.3)	(1.5)	(13)%
After-tax unrealized (losses) gains on derivatives(1)	(297.5)	1.0	NM	(480.0)	4.0	NM

Net (loss) income	$(260.1)	$42.4	NM	$(303.3)	$159.7	NM

Per diluted share
Operating income(b)	$0.53	$0.56	(5)%	$2.57	$2.12	21%
After-tax realized gains (losses) on investments	0.01	—	NM	(0.02)	(0.02)	0%
After-tax unrealized (losses) gains on derivatives(1)	(4.31)	0.01	NM	(7.06)	0.05	NM
Net (loss) income	$(3.77)	$0.58	NM	$(4.46)	$2.15	NM

Effect of refundings
Earned premiums from refundings	$1.7	$1.8	(6)%	$17.6	$11.2	57%
Operating income effect	$0.8	$0.7	14%	$9.1	$5.2	75%
Operating income per diluted share effect	$0.01	$0.01	0%	$0.13	$0.07	86%

Weighted average shares outstanding
Basic shares outstanding	69.0	72.5	(5)%	68.0	73.3	(7)%
Plus: effect of options	—	0.6	NM	—	0.6	NM
Plus: effect of restricted stock	—	0.5	NM	—	0.4	NM
Diluted shares outstanding - GAAP(2)	69.0	73.6	(6)%	68.0	74.2	(8)%
Plus: effect of options	0.5	—	NM	0.6	—	NM
Plus: effect of restricted stock	0.7	—	NM	0.6	—	NM
Diluted shares outstanding - non-GAAP(2)	70.1	73.6	(5)%	69.3	74.2	(7)%

(1) The quarter and year ended December 31, 2007 included a fair value after-tax gain of $5.4 million, or $0.08 per diluted share, related to Assured Guaranty Corp.’s committed capital securities.

(2) The calculations for weighted average diluted shares outstanding and weighted average basic shares outstanding for GAAP are the same due to the antidilutive effect of options and restricted stock as a result of the net loss for the quarter and year ended December 31, 2007.  However, operating income, a non-GAAP financial measure, for both periods is positive, therefore the calculation of weighted diluted shares outstanding for operating income includes the dilutive effect of options and restricted stock.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	December 31, 2007	December 31, 2006

Assets
Fixed maturity securities, at fair value	$2,587.0	$2,331.1
Short-term investments, at cost which approximates fair value	552.9	134.1
Total investments	3,139.9	2,465.1

Cash and cash equivalents	8.0	4.8
Accrued investment income	26.5	24.2
Deferred acquisition costs	259.3	217.0
Prepaid reinsurance premiums	17.0	7.5
Reinsurance recoverable on ceded losses	8.8	10.9
Premiums receivable	57.9	41.6
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	17.6	52.6
Deferred tax asset	147.6	—
Other assets	32.3	26.2
Total assets	$3,800.4	$2,935.3

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$908.3	$644.5
Reserves for losses and loss adjustment expenses	133.8	120.6
Profit commissions payable	22.3	36.0
Reinsurance balances payable	4.1	7.2
Current income taxes payable	0.6	7.2
Deferred income taxes	—	39.9
Funds held by Company under reinsurance contracts	25.4	21.4
Unrealized losses on derivative financial instruments	630.2	6.7
Senior notes	197.4	197.4
Series A Enhanced Junior Subordinated Debentures	149.7	149.7
Liability for tax basis step-up adjustment	9.9	15.0
Other liabilities	51.9	39.0
Total liabilities	2,133.8	1,284.6

Shareholders’ equity
Common stock	0.8	0.7
Additional paid-in capital	1,023.9	711.3
Retained earnings	585.3	896.9
Accumulated other comprehensive income	56.6	41.9
Total shareholders’ equity	1,666.6	1,650.8

Total liabilities and shareholders’ equity	$3,800.4	$2,935.3

Assured Guaranty Ltd.

Segment Consolidation (1 of 2)

(dollars in millions)

	Quarter Ended December 31, 2007
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP):(a)
U.S. public finance	$25.6	$272.7	$—	$298.3		$298.3
U.S. structured finance	92.3	22.9	—	115.2		115.2
International	38.5	25.0	—	63.5		63.5
Total PVP	$156.4	$320.7	$—	$477.0		$477.0

Income statement:
Gross written premiums	$72.3	$183.0	$(0.2)	$255.2	$—	$255.2
Net written premiums	69.9	183.0	(0.2)	252.7	—	252.7

Net earned premiums	36.7	21.7	9.2	67.6	—	67.6

Loss and loss adjustment expenses	23.3	(4.8)	(0.4)	18.1	—	18.1
Profit commission expense	—	0.5	2.4	2.9	—	2.9
Acquisition costs	2.6	7.3	1.2	11.2	—	11.2
Operating expenses	14.9	4.5	1.0	20.5	—	20.5
Total underwriting expenses	$40.9	$7.5	$4.2	$52.6	$—	$52.6

Underwriting (loss) gain	$(4.2)	$14.2	$5.0	$15.0	$—	$15.0

Loss and loss adjustment expense ratio	63.6%	(22.3)%	(4.3)%	26.7%		26.7%
Expense ratio	47.9%	56.7%	50.3%	51.1%		51.1%
Combined ratio	111.5%	34.4%	46.0%	77.8%		77.8%

	Quarter Ended December 31, 2006
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
PVP:
U.S. public finance	$13.0	$30.4	$—	$43.4		$43.4
U.S. structured finance	32.5	4.5	—	36.9		36.9
International	25.3	10.4	—	35.7		35.7
Total PVP	$70.8	$45.2	$—	$116.0		$116.0

Income statement:
Gross written premiums	$48.7	$33.7	$2.7	$85.1	$0.1	$85.2
Net written premiums	48.0	33.7	2.7	84.5	—	84.5

Net earned premiums	26.0	22.6	9.9	58.5	—	58.5

Loss and loss adjustment expenses	2.6	2.8	(5.0)	0.5	(1.2)	(0.7)
Profit commission expense	—	0.6	4.3	4.9	—	4.9
Acquisition costs	2.2	7.9	1.3	11.5	—	11.5
Operating expenses	14.7	3.8	0.3	18.8	—	18.8
Total underwriting expenses	$19.5	$15.2	$0.9	$35.7	$(1.2)	$34.5

Underwriting gain	$6.5	$7.4	$8.9	$22.8	$1.2	$24.0

Loss and loss adjustment expense ratio	10.0%	12.6%	(50.7)%	0.8%		(1.3)%
Expense ratio	65.1%	54.7%	60.2%	60.2%		60.2%
Combined ratio	75.1%	67.3%	9.5%	61.0%		58.9%

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Year Ended December 31, 2007
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP):(a)
U.S. public finance	$60.1	$301.5	$—	$361.7		$361.7
U.S. structured finance	264.1	32.4	—	296.5		296.5
International	152.6	63.9	—	216.5		216.5
Total PVP	$476.8	$397.8	$—	$874.6		$874.6

Income statement:
Gross written premiums	$248.6	$251.0	$2.7	$502.4	$3.5	$505.9
Net written premiums	232.8	250.8	2.7	486.3	—	486.3

Net earned premiums	125.5	88.9	17.5	232.0	—	232.0

Loss and loss adjustment expenses	32.6	(24.1)	0.6	9.2	(1.3)	8.0
Profit commission expense	—	2.7	3.8	6.5	—	6.5
Acquisition costs	10.3	31.3	1.6	43.2	—	43.2
Operating expenses	60.5	17.3	2.0	79.9	—	79.9
Total underwriting expenses	$103.4	$27.3	$8.1	$138.7	$(1.3)	$137.5

Underwriting gain	$22.1	$61.6	$9.4	$93.3	$1.3	$94.5

Loss and loss adjustment expense ratio	26.0%	(27.1)%	3.3%	4.0%		3.4%
Expense ratio	56.4%	57.7%	42.9%	55.8%		55.8%
Combined ratio	82.4%	30.6%	46.2%	59.8%		59.2%

	Year Ended December 31, 2006
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
PVP:
U.S. public finance	$35.7	$80.0	$—	$115.7		$115.7
U.S. structured finance	146.8	13.5	—	160.3		160.3
International	119.7	57.9	—	177.7		177.7
Total PVP	$302.2	$151.5	$—	$453.6		$453.6

Income statement:
Gross written premiums	$189.2	$123.9	$8.4	$321.6	$4.1	$325.7
Net written premiums	187.0	123.2	8.4	318.7	—	318.7

Net earned premiums	89.7	94.4	22.7	206.7	—	206.7

Loss and loss adjustment expenses	(2.0)	13.1	(4.4)	6.7	(13.5)	(6.8)
Profit commission expense	—	2.7	6.8	9.5	—	9.5
Acquisition costs	8.5	34.1	2.3	45.0	—	45.0
Operating expenses	52.3	14.5	1.3	68.0	—	68.0
Total underwriting expenses	$58.9	$64.4	$6.0	$129.1	$(13.5)	$115.6

Underwriting gain	$30.8	$30.0	$16.7	$77.5	$13.5	$91.0

Loss and loss adjustment expense ratio	(2.2)%	13.9%	(19.4)%	3.2%		(3.3)%
Expense ratio	67.8%	54.3%	45.7%	59.2%		59.2%
Combined ratio	65.6%	68.2%	26.3%	62.4%		55.9%

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	4Q-07	Full Year 2006	Full Year 2007
Present value of gross written premiums (PVP)(a)	$41.6	$98.8	$90.9	$70.8	$83.7	$104.0	$132.7	$156.4	$302.2	$476.8
Less: Present value of installment premiums(a)	33.2	53.1	69.4	48.6	63.0	68.7	99.7	125.8	204.3	357.2
Upfront gross written premiums (GWP)	8.5	45.7	21.5	22.2	20.7	35.3	33.0	30.6	97.9	119.5
Plus: Installment GWP	21.8	22.7	20.4	26.5	28.8	27.4	31.0	41.7	91.3	129.1
Financial guaranty direct GWP	$30.2	$68.4	$41.9	$48.7	$49.5	$62.7	$64.0	$72.3	$189.2	$248.6

Income statement:
Gross written premiums	$30.2	$68.4	$41.9	$48.7	$49.5	$62.7	$64.0	$72.3	$189.2	$248.6
Net written premiums	29.7	67.8	41.5	48.0	48.9	59.0	55.0	69.9	187.0	232.8

Net earned premiums:
Scheduled net earned premiums
U.S. public finance	0.9	1.0	1.0	1.0	1.3	1.5	1.7	2.0	3.9	6.5
U.S. structured finance	18.6	18.8	18.1	19.8	21.3	21.6	23.5	28.0	75.3	94.4
International	1.2	1.4	2.7	5.3	4.6	5.2	5.3	6.6	10.5	21.8
Total scheduled net earned premiums	20.7	21.2	21.8	26.0	27.2	28.3	30.6	36.7	89.7	122.7
Net earned premiums from refundings	—	—	—	—	1.7	—	1.1	—	—	2.8
Total net earned premiums	20.7	21.2	21.8	26.0	28.9	28.3	31.7	36.7	89.7	125.5

Loss and loss adjustment expenses:
Case	(2.0)	(0.4)	(0.3)	0.9	0.2	1.7	0.3	0.2	(1.8)	2.4
Portfolio	0.2	(2.1)	—	1.7	1.0	—	6.1	23.1	(0.2)	30.2
Total loss and loss adjustment expenses	(1.8)	(2.5)	(0.3)	2.6	1.2	1.7	6.4	23.3	(2.0)	32.6
Profit commission expense	—	—	—	—	—	—	—	—	—	—
Acquisition costs	1.8	2.3	2.1	2.2	3.0	2.3	2.4	2.6	8.5	10.3
Operating expenses	13.4	12.0	12.2	14.7	15.9	14.5	15.1	14.9	52.3	60.5
Total expenses	$13.5	$11.8	$14.0	$19.5	$20.1	$18.5	$23.9	$40.9	$58.9	$103.4

Underwriting gain (loss)	$7.2	$9.4	$7.7	$6.5	$8.8	$9.8	$7.8	$(4.2)	$30.8	$22.1

Loss and loss adjustment expense ratio	(8.7)%	(11.7)%	(1.3)%	10.0%	4.2%	6.0%	20.2%	63.6%	(2.2)%	26.0%
Expense ratio	73.8%	67.4%	65.7%	65.1%	65.4%	59.4%	55.2%	47.9%	67.8%	56.4%
Combined ratio	65.1%	55.7%	64.4%	75.1%	69.6%	65.4%	75.4%	111.5%	65.6%	82.4%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	4Q-07	Full Year 2006	Full Year 2007
PVP(a):
U.S. public finance	$8.5	$6.0	$8.2	$13.0	$8.8	$15.4	$10.3	$25.6	$35.7	$60.1
U.S. structured finance	27.6	41.0	45.7	32.5	44.9	49.9	77.0	92.3	146.8	264.1
International	5.6	51.8	36.9	25.3	29.9	38.8	45.4	38.5	119.7	152.6
Total	$41.6	$98.8	$90.9	$70.8	$83.7	$104.0	$132.7	$156.4	$302.2	$476.8

Gross par written:
U.S. public finance	$283	$326	$423	$628	$609	$705	$695	$2,271	$1,660	$4,281
U.S. structured finance	4,446	10,943	4,968	6,486	5,776	7,723	9,203	8,644	26,843	31,346
International	648	2,210	5,375	5,007	2,190	2,393	2,995	4,589	13,240	12,167
Total	$5,377	$13,479	$10,766	$12,121	$8,575	$10,822	$12,893	$15,505	$41,743	$47,795

Net par outstanding:
U.S. public finance	$3,250	$2,471	$2,878	$3,499	$3,989	$4,686	$5,313	$7,504	$3,499	$7,504
U.S. structured finance	31,559	38,847	39,191	44,467	48,430	50,562	57,497	64,950	44,467	64,950
International	7,215	9,806	14,865	19,868	21,319	22,979	25,896	30,566	19,868	30,566
Total	$42,024	$51,124	$56,935	$67,834	$73,738	$78,227	$88,705	$103,021	$67,834	$103,021

Net present value of installment premiums in force: (d)	$265.7	$300.5	$358.4	$408.2	$425.3	$459.1	$533.8	$639.2	$408.2	$639.2
Unearned premium reserve net of ceded reinsurance	48.6	95.2	114.9	136.8	156.8	187.9	210.9	244.0	136.8	244.0

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment(1) (1 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	4Q-07	Full Year 2006	Full Year 2007
Present value of gross written premiums (PVP)(a)	$20.1	$49.6	$36.5	$45.2	$23.1	$21.3	$32.8	$320.7	$151.5	$397.8
Less: Present value of installment premiums(a)	11.0	17.7	16.8	20.8	14.2	4.2	18.3	151.1	66.3	187.8
Upfront gross written premiums (GWP)	9.1	31.9	19.8	24.4	8.9	17.1	14.5	169.5	85.2	210.0
Plus: Installment GWP	9.7	9.8	9.9	9.3	9.8	8.4	9.3	13.5	38.7	41.1
Financial guaranty reinsurance GWP	$18.8	$41.7	$29.7	$33.7	$18.7	$25.5	$23.8	$183.0	$123.9	$251.0

Income statement:
Gross written premiums:
Treaty	$12.0	$29.1	$22.4	$19.0	$14.2	$16.9	$15.8	$19.1	$82.4	$66.0
Facultative	6.8	12.6	7.3	14.7	4.5	8.6	8.0	163.9	41.5	185.0
Total gross written premiums	$18.8	$41.7	$29.7	$33.7	$18.7	$25.5	$23.8	$183.0	$123.9	$251.0
Net written premiums	18.5	41.3	29.7	33.7	18.5	25.5	23.8	183.0	123.2	250.8

Net earned premiums:
Scheduled net earned premiums	19.7	21.4	21.3	20.8	18.7	17.3	18.1	20.0	83.2	74.1
Net earned premiums from refundings	3.6	1.7	4.1	1.8	3.2	6.4	3.5	1.7	11.2	14.8
Total net earned premiums	23.3	23.1	25.4	22.6	21.9	23.7	21.6	21.7	94.4	88.9

Loss and loss adjustment expenses:
Case	2.3	1.8	(1.2)	2.4	(7.3)	(2.4)	2.8	(3.6)	5.4	(10.5)
Portfolio	0.5	3.9	3.0	0.4	2.5	(8.6)	(6.2)	(1.3)	7.8	(13.6)
Total loss and loss adjustment expenses	2.8	5.7	1.8	2.8	(4.8)	(11.0)	(3.4)	(4.8)	13.1	(24.1)
Profit commission expense	0.4	1.0	0.7	0.6	0.9	0.5	0.8	0.5	2.7	2.7
Acquisition costs	8.7	8.5	8.9	7.9	7.7	8.6	7.7	7.3	34.1	31.3
Operating expenses	3.4	3.4	3.9	3.8	4.4	3.9	4.5	4.5	14.5	17.3
Total expenses	$15.3	$18.5	$15.3	$15.2	$8.3	$2.0	$9.6	$7.5	64.4	$27.3

Underwriting gain	$8.0	$4.6	$10.1	$7.4	$13.6	$21.7	$12.1	$14.2	$30.0	$61.6

Loss and loss adjustment expense ratio	12.0%	24.6%	7.1%	12.6%	(21.9)%	(46.4)%	(15.9)%	(22.3)%	13.9%	(27.1)%
Expense ratio	53.6%	55.4%	53.3%	54.7%	59.6%	54.9%	60.1%	56.7%	54.3%	57.7%
Combined ratio	65.6%	80.0%	60.4%	67.3%	37.7%	8.5%	44.2%	34.4%	68.2%	30.6%

(1)   Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment(1) (2 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	4Q-07	Full Year 2006	Full Year 2007
PVP (a):
U.S. public finance	$8.5	$29.7	$11.4	$30.4	$4.7	$14.1	$10.0	$272.7	$80.0	$301.5
U.S. structured finance	3.4	2.0	3.8	4.5	3.9	2.5	3.0	22.9	13.5	32.4
International	8.3	17.9	21.4	10.4	14.4	4.7	19.8	25.0	57.9	63.9
Total	$20.1	$49.6	$36.5	$45.2	$23.1	$21.3	$32.8	$320.7	$151.5	$397.8

Gross par written:
U.S. public finance	$1,631	$718	$1,475	$1,367	$754	$1,845	$1,344	$26,598	$5,192	$30,541
U.S. structured finance	444	311	453	127	496	491	472	3,195	1,335	4,655
International	677	775	800	371	537	152	550	3,888	2,622	5,127
Total	$2,752	$1,804	$2,727	$1,865	$1,787	$2,488	$2,366	$33,681	$9,149	$40,323

Net par outstanding:
U.S. public finance	$48,309	$48,316	$48,335	$48,836	$48,929	$48,801	$48,832	$74,409	$48,836	$74,409
U.S. structured finance	9,387	8,314	8,046	7,116	6,945	6,809	6,155	8,869	7,116	8,869
International	7,196	7,857	8,263	8,510	9,240	9,318	10,002	13,980	8,510	13,980
Total	$64,893	$64,487	$64,644	$64,462	$65,115	$64,928	$64,989	$97,258	$64,462	$97,258

Net present value of installment premiums in force(d)	$153.8	$158.9	$164.5	$164.9	$160.2	$155.1	$151.4	$277.0	$164.9	$277.0
Unearned premium reserve net of ceded reinsurance	431.2	449.4	453.8	464.8	460.9	462.9	465.0	626.3	464.8	626.3

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	4Q-07	Full Year 2006	Full Year 2007
Present value of gross written premiums (PVP)(a)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Less: Present value of installment premiums(a)	—	—	—	—	—	—	—	—	—	—
Upfront gross written premiums (GWP)	—	—	—	—	—	—	—	—	—	—
Plus: Installment GWP	2.6	1.2	1.9	2.7	1.0	0.5	1.4	(0.2)	8.4	2.7
Mortgage guaranty GWP	$2.6	$1.2	$1.9	$2.7	$1.0	$0.5	$1.4	$(0.2)	$8.4	$2.7

Income statement:
Gross written premiums	$2.6	$1.2	$1.9	$2.7	$1.0	$0.5	$1.4	$(0.2)	$8.4	$2.7
Net written premiums	2.6	1.2	1.9	2.7	1.0	0.5	1.4	(0.2)	8.4	2.7

Net earned premiums	4.2	3.7	4.9	9.9	3.1	2.3	2.9	9.2	22.7	17.5

Loss and loss adjustment expenses:
Case	—	0.1	0.1	(0.1)	—	—	—	—	0.1	—
Portfolio and IBNR	(0.2)	0.3	0.3	(4.9)	0.1	0.1	0.8	(0.4)	(4.5)	0.6
Total loss and loss adjustment expenses	(0.2)	0.4	0.4	(5.0)	0.1	0.1	0.8	(0.4)	(4.4)	0.6
Profit commission expense	0.9	0.7	0.9	4.3	0.7	0.4	0.4	2.4	6.8	3.8
Acquisition costs	0.3	0.3	0.3	1.3	0.2	—	0.2	1.2	2.3	1.6
Operating expenses	0.3	0.3	0.4	0.3	0.3	0.5	0.3	1.0	1.3	2.0
Total expenses	$1.3	$1.7	$2.0	$0.9	$1.3	$1.0	$1.6	$4.2	$6.0	$8.1

Underwriting gain	$2.8	$2.0	$2.9	$8.9	$1.8	$1.3	$1.3	$5.0	$16.7	$9.4

Loss and loss adjustment expense ratio	(3.7)%	9.4%	8.2%	(50.7)%	3.3%	4.3%	26.5%	(4.3)%	(19.4)%	3.3%
Expense ratio	36.1%	36.4%	31.9%	60.2%	37.8%	39.1%	27.5%	50.3%	45.7%	42.9%
Combined ratio	32.4%	45.8%	40.1%	9.5%	41.1%	43.4%	54.0%	46.0%	26.3%	46.2%

Risk in force	$1,970	$1,960	$2,003	$1,822	$1,374	$1,398	$1,374	$1,116	$1,822	$1,116
Risk written	—	—	—	—	—	—	—	—	—	—
Unearned premium reserve net of ceded reinsurance	48.1	45.6	42.6	35.4	33.5	31.6	30.1	20.8	35.4	20.8

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	4Q-07	Full Year 2006	Full Year 2007
Income statement:
Gross written premiums	$3.8	$0.1	$0.1	$0.1	$3.3	$0.1	$0.1	$—	$4.1	$3.5
Net written premiums	—	—	—	—	—	—	—	—	—	—

Net earned premiums	—	—	—	—	—	—	—	—	—	—

Loss and loss adjustment expenses	(1.2)	(10.1)	(1.0)	(1.2)	(1.3)	—	—	—	(13.5)	(1.3)
Profit commission expense	—	—	—	—	—	—	—	—	—	—
Acquisition costs	—	—	—	—	—	—	—	—	—	—
Operating expenses	—	—	—	—	—	—	—	—	—	—
Total expenses	$(1.2)	$(10.1)	$(1.0)	$(1.2)	$(1.3)	$—	$—	$—	$(13.5)	$(1.3)

Underwriting gain	$1.2	$10.1	$1.0	$1.2	$1.3	$—	$—	$—	$13.5	$1.3

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment/Type and Analysis of Net Claims Paid

(dollars in millions)

	As of December 31, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
Reserves by segment and type:	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Case	$3.2	$35.6	$0.1	$38.9	$2.4	$41.3
IBNR	—	—	—	—	6.4	6.4
Portfolio reserves associated with fundamentally sound credits	20.9	33.0	2.8	56.7	—	56.7
Portfolio reserves associated with CMC credits	17.7	11.7	—	29.4	—	29.4
Total	$41.8	$80.3	$2.9	$125.0	$8.8	$133.8

	As of December 31, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
Reserves by segment and type:	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Case	$1.0	$36.1	$0.1	$37.2	$6.8	$44.0
IBNR	—	—	—	—	7.4	7.4
Portfolio reserves associated with fundamentally sound credits	6.1	29.1	2.2	37.4	—	37.4
Portfolio reserves associated with CMC credits	2.2	29.6	—	31.8	—	31.8
Total	$9.3	$94.8	$2.3	$106.4	$14.2	$120.6

Analysis of Net Claims Paid

			Full Year	Full Year
	4Q-07	4Q-06	2007	2006
Net claims paid by segment:
Financial Guaranty Direct	$0.2	$(1.3)	$(1.1)	$1.7
Financial Guaranty Reinsurance	3.1	3.8	(8.3)	11.7
Mortgage Guaranty	—	—	—	0.3
Total Financial Guaranty	$3.3	$2.5	$(9.4)	$13.7

Net earned premiums by segment:
Financial Guaranty Direct	$36.7	$26.0	$125.5	$89.7
Financial Guaranty Reinsurance	21.7	22.6	88.9	94.4
Mortgage Guaranty	9.2	9.9	17.5	22.7
Total Financial Guaranty	$67.6	$58.5	$232.0	$206.7

Ratio of net claims paid by segment:
Financial Guaranty Direct	0.5%	(5.0)%	(0.9)%	1.9%
Financial Guaranty Reinsurance	14.3%	16.8%	(9.3)%	12.4%
Mortgage Guaranty	0.0%	0.0%	0.0%	1.3%
Total Financial Guaranty	4.9%	4.3%	(4.1)%	6.6%

Assured Guaranty Ltd.

Investment Portfolio

as of December 31, 2007

(dollars in millions)

		Pre-Tax	After-Tax		Annualized
	Amortized	Book	Book		Investment
	Cost	Yield	Yield	Fair Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$169.6	4.5%	3.9%	$176.7	$7.6
Agency obligations	127.9	5.4%	5.1%	134.3	6.9
Foreign government securities	71.4	5.2%	3.4%	73.1	3.7
Obligations of states and political subdivisions	464.5	4.7%	4.4%	476.9	21.7
Insured obligations of state and political subdivisions(1)	578.5	4.8%	4.6%	601.9	27.8
Corporate securities	179.4	5.7%	4.9%	182.8	10.3
Mortgage-backed securities(2):
Pass-throughs	788.5	5.4%	4.8%	793.8	42.7
PACs	71.1	5.0%	4.7%	71.0	3.5
Asset-backed securities(3)	68.1	5.2%	4.4%	68.4	3.5
Redeemable preferred stock	7.9	8.2%	5.3%	8.1	0.6
Total fixed maturity securities available for sale	2,526.9	5.1%	4.6%	2,587.0	128.4
Short-term investments	552.9	4.4%	4.2%	552.9	24.3
Total investments	$3,079.8	5.0%	4.5%	$3,139.9	$152.7

Ratings(4):	Fair Value	%
Treasury and U.S. government obligations	$176.7	6.8%
Agency obligations	134.3	5.2%
AAA/Aaa	1,756.0	67.9%
AA/Aa	403.6	15.6%
A/A	116.4	4.5%
Total	$2,587.0	100.0%

Duration of investment portfolio (in years):		3.9

(1) Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A+.

(2) $10.8 million is U.S. subprime RMBS, which has an average rating of AAA.

(3) Contains no CDOs of ABS.

(4) Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Estimated Net Exposure Amortization(1)

(dollars in millions)

		Estimated
	Estimated Net	Ending Net
	Debt Service	Debt Service
	Amortization	Outstanding

Financial Guaranty Direct:

2007 (as of December 31)		$133,528
2008	$10,181	123,348
2009	8,208	115,140
2010	10,671	104,469
2011	9,060	95,408
2012	14,266	81,142

2008-2012	52,386	81,142
2013-2017	50,052	31,090
2018-2022	10,304	20,786
2023-2027	4,632	16,154
After 2027	16,154	—
Total	$133,528

Financial Guaranty Reinsurance:

2007 (as of December 31)		$168,885
2008	$7,586	161,299
2009	8,205	153,093
2010	7,508	145,586
2011	7,987	137,599
2012	7,212	130,387

2008-2012	38,497	130,387
2013-2017	35,228	95,160
2018-2022	30,578	64,582
2023-2027	23,697	40,885
After 2027	40,885	—
Total	$168,885

Total Financial Guaranty:

2007 (as of December 31)		$302,413
2008	$17,766	284,647
2009	16,414	268,233
2010	18,178	250,055
2011	17,047	233,007
2012	21,478	211,529

2008-2012	90,884	211,529
2013-2017	85,279	126,250
2018-2022	40,882	85,368
2023-2027	28,330	57,039
After 2027	57,039	—
Total	$302,413

(1) Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of December 31, 2007. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.
Estimated Net Unearned Premium Amortization and Estimated Future Installment Premiums
(dollars in millions)

	Net Unearned Premiums(1)	Estimated Net Unearned Premium Amortization	Estimated Net Future Installments	Total Estimated Net Future Premium Earnings

Financial Guaranty Direct:

2007 (as of December 31)	$244.0
2008	213.7	$30.3	$118.3	$148.6
2009	203.4	10.3	124.4	134.8
2010	193.5	9.9	111.4	121.2
2011	184.2	9.4	100.5	109.8
2012	175.0	9.2	86.1	95.3

2008-2012	175.0	69.0	540.8	609.7
2013-2017	135.7	39.3	179.6	218.9
2018-2022	103.9	31.8	47.5	79.3
2023-2027	77.7	26.2	26.4	52.6
After 2027	—	77.7	39.5	117.2
Total		$244.0	$833.8	$1,077.8

Financial Guaranty Reinsurance:

2007 (as of December 31)	$626.3
2008	569.9	$56.4	$43.8	$100.2
2009	522.8	47.1	45.4	92.4
2010	480.4	42.4	44.1	86.6
2011	440.7	39.7	39.4	79.0
2012	403.8	37.0	34.1	71.0

2008-2012	403.8	222.5	206.8	429.3
2013-2017	251.3	152.4	131.5	284.0
2018-2022	147.5	103.8	96.5	200.3
2023-2027	78.6	68.9	69.8	138.7
After 2027	—	78.6	102.9	181.4
Total		$626.2	$607.4	$1,233.7

Total Financial Guaranty:

2007 (as of December 31)	$870.3
2008	783.6	$86.6	$162.2	$248.8
2009	726.2	57.4	169.8	227.2
2010	673.9	52.3	155.5	207.8
2011	624.9	49.0	139.8	188.9
2012	578.8	46.1	120.2	166.4

2008-2012	578.8	291.5	747.5	1,039.0
2013-2017	387.1	191.7	311.2	502.9
2018-2022	251.4	135.7	144.0	279.6
2023-2027	156.3	95.1	96.2	191.3
After 2027	—	156.2	142.4	298.6
Total		$870.2	$1,441.3	$2,311.5

(1)	Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums.

Assured Guaranty Ltd.
Financial Guaranty Profile (1 of 13)
As of December 31, 2007
(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector:	Net Par Outstanding	Avg. Rating(1)	Net Par Outstanding	Avg. Rating(1)	Net Par Outstanding	Avg. Rating(1)
U.S. public finance
General obligation	$2,081	A	$18,209	A+	$20,291	A+
Tax backed	1,941	BBB+	15,857	A+	17,799	A+
Municipal utilities	247	BBB+	11,426	A+	11,672	A+
Healthcare	2,182	A-	8,190	A+	10,372	A
Transportation	427	A+	9,557	A	9,984	A
Higher education	576	BBB	3,075	A+	3,651	A+
Investor-owned utilities	39	AAA	2,275	BBB+	2,314	BBB+
Housing	—	—	2,041	A+	2,041	A+
Other public finance	11	BBB	3,779	A+	3,790	A+
Total U.S. public finance	$7, 504	A-	$74,409	A+	$81,914	A+

U.S. structured finance
Pooled corporate obligations	$32,780	AAA	$1,033	AA+	$33,813	AAA
Prime mortgage-backed and home equity	9,919	AA-	1,319	A-	11,238	AA-
Subprime mortgage-backed and home equity	6,738	AAA	273	A+	7,010	AA+
Consumer receivables	5,091	AA+	1,498	A	6,589	AA
Commercial mortgage-backed securities	5,764	AAA	238	A	6,002	AA+
Commercial receivables	2,129	AA+	3,118	A-	5,246	A+
Structured credit	1,084	A-	488	BBB+	1,572	A-
Insurance securitizations	804	AA-	354	AA	1,158	AA-
Other structured finance	643	AAA	548	A	1,191	AA
Total U.S. structured finance	$64,950	AA+	$8,869	A	$73,820	AA+

International
Infrastructure and pooled infrastructure	$7,165	AAA	$4,395	BBB+	$11,561	AA-
Pooled corporate obligations	7,527	AAA	932	AAA	8,459	AAA
Regulated utilities	4,015	A+	4,322	BBB+	8,337	A-
Mortgage-backed and home equity	6,992	AAA	336	AA	7,329	AAA
Public finance	868	AA	1,128	A	1,996	A+
Commercial receivables	986	A-	926	A-	1,913	A-
Commercial mortgage-backed securities	832	AAA	408	A+	1,240	AA+
Future flow	713	BBB+	400	A-	1,113	BBB+
Insurance securitizations	772	BBB-	84	A	857	BBB-
Structured credit	—	—	592	A-	592	A-
Consumer receivables	—	—	357	AA+	357	AA+
Other international structured finance	695	AAA	99	BBB+	794	AA+
Total international	$30,566	AA+	$13,980	A-	$44,546	AA-

Total net par outstanding	$103,021	AA+	$97,258	A+	$200,279	AA-

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.
Financial Guaranty Profile (2 of 13)
(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of December 31,
	2007		2006		2005
Sector:	Net Par Outstanding	Avg. Rating(1)	Net Par Outstanding	Avg. Rating(1)	Net Par Outstanding	Avg. Rating(1)
U.S. public finance
General obligation	$20,291	A+	$12,700	A+	$11,965	A+
Tax backed	17,799	A+	11,812	A+	10,671	A+
Municipal utilities	11,672	A+	9,673	A+	10,378	A+
Healthcare	10,372	A	6,580	A	6,003	A
Transportation	9,984	A	6,302	A	6,407	A
Higher education	3,651	A+	1,282	A	1,177	A
Investor-owned utilities	2,314	BBB+	1,580	BBB+	1,431	A-
Housing	2,041	A+	1,083	AA-	1,148	AA-
Other public finance	3,790	A+	1,323	AA-	1,587	AA
Total U.S. public finance	$81,914	A+	$52,335	A+	$50,769	A+

U.S. structured finance
Pooled corporate obligations	$33,813	AAA	$25,604	AAA	$19,177	AAA
Prime mortgage-backed and home equity	11,238	AA-	4,849	A	5,451	A
Subprime mortgage-backed and home equity	7,010	AA+	6,390	AA+	4,221	AA+
Consumer receivables	6,589	AA	2,663	AA-	2,413	A
Commercial mortgage-backed securities	6,002	AA+	5,430	AAA	2,343	AAA
Commercial receivables	5,246	A+	2,450	A-	2,015	BBB+
Structured credit	1,572	A-	1,553	AA+	1,123	AA
Insurance securitizations	1,158	AA-	794	AA-	—	—
Other structured finance	1,191	AA	1,852	AA	1,835	AA
Total U.S. structured finance	$73,820	AA+	$51,583	AA+	$38,578	AA

International
Infrastructure and pooled infrastructure	$11,561	AA-	$8,256	AA-	$3,461	A-
Pooled corporate obligations	8,459	AAA	3,563	AAA	2,111	AAA
Regulated utilities	8,337	A-	4,780	A-	—	—
Mortgage-backed and home equity	7,329	AAA	4,982	AAA	2,139	AA+
Public finance	1,996	A+	1,202	A+	1,456	A
Commercial receivables	1,913	A-	1,081	A-	921	A-
Commercial mortgage-backed securities	1,240	AA+	1,087	AAA	112	AA+
Future flow	1,113	BBB+	1,008	BBB	931	BBB
Insurance securitizations	857	BBB-	923	A-	—	—
Structured credit	592	A-	593	A	1,159	A-
Consumer receivables	357	AA+	114	BBB+	145	BBB+
Other international structured finance	794	AA+	788	AA+	684	AA+
Total international	$44,546	AA-	$28,378	AA-	$13,118	A+

Total exposures	$200,279	AA-	$132,296	AA-	$102,465	AA-

Mortgage guaranty risk in force	$1,116	N/A	$1,822	N/A	$2,332	N/A

Distribution by ratings of financial guaranty portfolio

	December 31, 2007		December 31, 2006		December 31, 2005
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$36,359	18.2%	$16,228	12.3%	$4,784	4.7%
AAA	47,333	23.6%	40,826	30.9%	29,947	29.2%
AA	38,434	19.2%	22,983	17.4%	19,738	19.3%
A	49,177	24.6%	32,822	24.9%	30,258	29.5%
BBB	26,862	13.4%	18,182	13.7%	16,404	16.0%
Below investment grade	2,114	1.1%	1,255	0.9%	1,333	1.3%
Total exposures	$200,279	100.0%	$132,296	100.0%	$102,465	100.0%

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.
Financial Guaranty Profile (3 of 13)
(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating(1)	Financial Guaranty Reinsurance	Avg. Rating(1)	Consolidated	Avg. Rating(1)
Sector:	4Q-07		4Q-07		4Q-07
U.S. public finance
General obligation	$853	A-	$6,415	AA-	$7,268	A+
Tax backed	327	A-	5,727	A+	6,054	A+
Healthcare	525	A	2,990	A+	3,515	A+
Transportation	404	A+	2,705	A+	3,108	A+
Municipal utilities	64	BBB+	2,479	A+	2,543	A+
Higher education	98	BBB	2,123	A+	2,220	A+
Housing	—	—	1,065	A+	1,065	A+
Investor-owned utilities	—	—	646	BBB+	646	BBB+
Other public finance	—	—	2,449	A+	2,449	A+
Total U.S. public finance	$2,271	A	$26,598	A+	$28,869	A+

U.S. structured finance
Consumer receivables	$1,852	A+	$1,127	A+	$2,979	A+
Prime mortgage-backed and home equity	2,532	AAA	82	AAA	2,614	AAA
Commercial receivables	695	AA	1,055	A-	1,750	A
Pooled corporate obligations	1,543	AAA	39	AAA	1,582	AAA
Commercial mortgage-backed securities	1,316	AA+	150	A-	1,466	AA
Structured credit	705	BBB-	325	BBB-	1,030	BBB-
Insurance securitizations	—	—	238	AA	238	AA
Subprime mortgage-backed and home equity	—	—	4	AAA	4	AAA
Other structured finance	—	—	175	A-	175	A-
Total U.S. structured finance	$8,644	AA	$3,195	A	$11,839	AA-

International
Infrastructure and pooled infrastructure	$1,804	AA+	$1,017	BBB+	$2,821	AA-
Mortgage-backed and home equity	2,027	AAA	1	AAA	2,028	AAA
Regulated utilities	102	BBB+	850	BBB+	951	BBB+
Public finance	—	—	636	A-	636	A-
Pooled corporate obligations	575	AAA	3	AAA	577	AAA
Commercial receivables	—	—	441	A-	441	A-
Commercial mortgage-backed securities	—	—	315	A+	315	A+
Consumer receivables	—	—	265	AA+	265	AA+
Future flow	82	AAA	170	BBB+	252	A+
Structured credit	—	—	110	A	110	A
Insurance securitizations	—	—	—	—	—	—
Other international structured finance	—	—	81	BBB	81	BBB
Total international	$4,589	AAA	$3,888	A-	$8,478	AA-

Total gross par written	$15,505	AA	$33,681	A+	$49,186	A+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.
Financial Guaranty Profile (4 of 13)
(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating(1)	Financial Guaranty Reinsurance	Avg. Rating(1)	Consolidated	Avg. Rating(1)
Sector:	Full Year 2007		Full Year 2007		Full Year 2007
U.S. public finance
General obligation	$1,196	A-	$7,542	AA-	$8,738	A+
Tax backed	1,189	BBB+	6,801	A+	7,989	A
Healthcare	1,138	A	3,425	A+	4,563	A+
Transportation	404	A+	3,221	A+	3,625	A+
Municipal utilities	127	BBB+	2,960	A+	3,087	A+
Higher education	227	BBB+	2,302	A+	2,528	A+
Housing	—	—	1,067	A+	1,067	A+
Investor-owned utilities	—	—	775	BBB+	775	BBB+
Other public finance	—	—	2,450	A+	2,450	A+
Total U.S. public finance	$4,281	A-	$30,541	A+	$34,822	A+

U.S. structured finance
Pooled corporate obligations	$14,381	AAA	$327	AAA	$14,708	AAA
Prime mortgage-backed and home equity	8,172	AA	451	A-	8,623	AA
Consumer receivables	3,752	AA	1,250	A	5,002	AA-
Commercial receivables	850	AA	1,592	A	2,442	A+
Subprime mortgage-backed and home equity	1,592	AA+	129	AA+	1,721	AA+
Commercial mortgage-backed securities	1,316	AA+	150	A-	1,466	AA
Structured credit	733	BBB-	325	BBB-	1,058	BBB-
Insurance securitizations	550	AA	255	AA	805	AA
Other structured finance	—	—	175	A-	175	A-
Total U.S. structured finance	$31,346	AA+	$4,655	A	$36,001	AA

International
Pooled corporate obligations	$5,209	AAA	$149	AAA	$5,357	AAA
Infrastructure and pooled infrastructure	1,961	AA+	1,382	BBB+	3,344	AA-
Regulated utilities	1,775	A	1,374	BBB+	3,149	A-
Mortgage-backed and home equity	2,723	AAA	21	AAA	2,744	AAA
Commercial receivables	418	BBB+	442	A-	859	BBB+
Public finance	—	—	737	A-	737	A-
Consumer receivables	—	—	346	AA+	346	AA+
Commercial mortgage-backed securities	—	—	315	A+	315	A+
Future flow	82	AAA	170	BBB+	252	A+
Structured credit	—	—	110	A	110	A
Insurance securitizations	—	—	—	—	—	—
Other international structured finance	—	—	81	BBB	81	BBB
Total international	$12,167	AA+	$5,127	A-	$17,294	AA-

Total gross par written	$47,795	AA	$40,323	A+	$88,117	AA-

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.
Financial Guaranty Profile (5 of 13)
(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of December 31, 2007
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$36,359	35.3%	$—	—	$36,359	18.2%
AAA	41,716	40.5%	5,617	5.8%	47,333	23.6%
AA	5,576	5.4%	32,858	33.8%	38,434	19.2%
A	9,873	9.6%	39,304	40.4%	49,177	24.6%
BBB	7,970	7.7%	18,892	19.4%	26,862	13.4%
Below investment grade	1,526	1.5%	588	0.6%	2,114	1.1%
Total exposures	$103,021	100.0%	$97,258	100.0%	$200,279	100.0%

	As of December 31, 2006
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$16,228	23.9%	$—	—	$16,228	12.3%
AAA	36,378	53.6%	4,448	6.9%	40,826	30.9%
AA	4,028	5.9%	18,955	29.4%	22,983	17.4%
A	5,757	8.5%	27,065	42.0%	32,822	24.9%
BBB	5,351	7.9%	12,831	19.9%	18,182	13.7%
Below investment grade	92	0.1%	1,163	1.8%	1,255	0.9%
Total exposures	$67,834	100.0%	$64,462	100.0%	$132,296	100.0%

As of December 31, 2007
U.S. Public Finance	U.S. Structured Finance	International	Consolidated
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$22,098	29.9%	$14,261	32.0%	$36,359	18.2%
AAA	1,777	2.2%	34,370	46.6%	11,185	25.1%	47,333	23.6%
AA	31,750	38.8%	4,676	6.3%	2,008	4.5%	38,434	19.2%
A	37,604	45.9%	5,302	7.2%	6,271	14.1%	49,177	24.7%
BBB	10,608	13.0%	5,479	7.4%	10,776	24.2%	26,862	13.4%
Below investment grade	174	0.2%	1,894	2.6%	45	0.1%	2,114	1.1%
Total exposures	$ 81,914	100.0%	$ 73,820	100.0%	$ 44,546	100.0%	$ 200,279	100.0%

As of December 31, 2006
U.S. Public Finance	U.S. Structured Finance	International	Consolidated
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$14,397	27.9%	$1,831	6.5%	$16,228	12.3%
AAA	1,424	2.7%	25,456	49.3%	13,947	49.1%	40,826	30.9%
AA	18,274	34.9%	3,599	7.0%	1,110	3.9%	22,983	17.4%
A	24,769	47.3%	2,911	5.6%	5,142	18.1%	32,822	24.9%
BBB	7,384	14.1%	4,729	9.2%	6,069	21.4%	18,182	13.7%
Below investment grade	485	0.9%	491	1.0%	280	1.0%	1,255	0.9%
Total exposures	$ 52,335	100.0%	$ 51,583	100.0%	$ 28,378	100.0%	$ 132,296	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.
Financial Guaranty Profile (6 of 13)
(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of December 31, 2007

U.S.:	Net Par Outstanding	%
California	$13,068	6.5%
New York	7,351	3.7%
Florida	6,403	3.2%
Texas	4,718	2.4%
Illinois	4,243	2.1%
Massachusetts	3,763	1.9%
Pennsylvania	3,509	1.8%
New Jersey	2,613	1.3%
Washington	2,540	1.3%
Michigan	2,300	1.1%
Other states	31,405	15.7%
Mortgage and structured (multiple states)	73,820	36.9%
Total U.S.	$155,733	77.8%

International:
United Kingdom	$25,133	12.5%
Germany	4,386	2.2%
Australia	3,086	1.5%
Italy	899	0.4%
Turkey	822	0.4%
Other	10,220	5.1%
Total International	$44,546	22.2%

Total exposures	$200,279	100.0%

Assured Guaranty Ltd.
Financial Guaranty Profile (7 of 13)
(dollars in millions)

Distribution by Ratings of Direct Pooled Corporate Obligations as of December 31, 2007

Ratings(1):	Net Par Outstanding	%	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
AAA	$37,364	92.7%	35.9%	35.1%
AA	2,941	7.3%	34.5%	31.0%
A	—	—	—	—
BBB	2	—	10.4%	36.0%
Below investment grade	—	—	—	—
Total exposures	$40,307	100.0%	35.8%	34.8%

Distribution of Direct Pooled Corporate Obligations by Year Insured as of December 31, 2007

Year insured:	Net Par Outstanding	%	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
2000 and prior	$11	—	27.8%	44.4%
2001	228	0.6%	11.9%	12.5%
2002	141	0.3%	12.6%	24.3%
2003	1,440	3.6%	21.6%	21.2%
2004	1,560	3.9%	33.7%	35.2%
2005	7,545	18.7%	35.8%	34.0%
2006	13,359	33.1%	36.4%	34.3%
2007	16,023	39.8%	37.4%	37.2%
	$40,307	100.0%	35.8%	34.8%

Distribution of Direct Pooled Corporate Obligations by Asset Class as of December 31, 2007

Asset class:	Net Par Outstanding	%	Average Rating(1)	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
High yield corporates	$23,722	58.9%	AAA	33.8%	32.7%
Trust preferred	7,808	19.4%	AAA	45.7%	45.1%
Market value CDOs of corporates	4,260	10.6%	AAA	37.7%	34.7%
Investment grade corporates	3,384	8.4%	AAA	23.2%	23.6%
Commercial real estate	745	1.8%	AAA	43.5%	43.9%
CDO of CDOs (corporate)	389	1.0%	AAA	33.0%	33.7%
	$40,307	100.0%	AAA	35.8%	34.8%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to Assured’s exposure, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the numbers shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

Assured Guaranty Ltd.
Financial Guaranty Profile (8 of 13)
(dollars in millions)

Distribution by Ratings(1) of Residential Mortgage-Backed Securities by Category as of December 31, 2007

	December 31, 2007
	US		International
Ratings(1)	Prime	Subprime	Prime	Subprime	Total Net Par Outstanding	% of Total
Super senior	$2,936	$3,533	$2,838	$—	$9,306	36.4%
AAA	3,566	2,628	3,961	20	10,175	39.8%
AA	386	531	204	4	1,125	4.4%
A	1,162	11	200	—	1,372	5.4%
BBB	1,432	224	102	—	1,758	6.9%
Below investment grade	1,757	83	—	—	1,840	7.2%
Total exposures	$11,238	$7,010	$7,305	$24	$25,577	100.0%

Distribution of Residential Mortgage-Backed Securities by Category and by Year Insured as of December 31, 2007

	December 31, 2007
	US			International
Year insured:	Prime	Subprime(2)		Prime	Subprime	Total Net Par Outstanding	% of Total
2000 and prior	$96	$46		$78	$—	$220	0.9%
2001	5	27		225	—	258	1.0%
2002	37	18		276	—	331	1.3%
2003	90	313		113	18	534	2.1%
2004	505	205	[2]	106	4	821	3.2%
2005	1,724	107	[2]	1,288	0	3,119	12.2%
2006	1,287	4,630	[2]	2,543	—	8,460	33.1%
2007	7,494	1,663	[2]	2,675	2	11,834	46.3%
	$11,238	$7,010		$7,305	$24	$25,577	100.0%

Distribution of U.S. Residential Mortgage-Backed Securities by Rating(1) as of December 31, 2007

Ratings(1)	Direct Net Par Outstanding	%	Reinsurance Net Par Outstanding	%	Total Net Par Outstanding	%
Super senior	$6,469	38.8%	$—	—	$6,469	35.4%
AAA	5,758	34.6%	436	27.4%	6,194	33.9%
AA	778	4.7%	139	8.7%	917	5.0%
A	1,003	6.0%	169	10.6%	1,172	6.4%
BBB	1,123	6.7%	534	33.5%	1,657	9.1%
Below investment grade	1,526	9.2%	314	19.7%	1,840	10.1%
	$16,657	100.0%	$1,591	100.0%	$18,248	100.0%

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) 100% of the $6.4 billion in U.S. subprime RMBS exposure insured by Assured Guaranty Ltd.’s Financial Guaranty Direct segment in 2004, 2005, 2006, and 2007 is rated AAA/Aaa.

Assured Guaranty Ltd.

Financial Guaranty Profile (9 of 13)

(dollars in millions)

Distribution of Consolidated U.S. Residential Mortgage-Backed Securities by Rating(1) as of December 31, 2007

Ratings(1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
Super senior	$770	$—	$—	$2,166	$3,533	$6,469
AAA	592	74	35	2,865	2,628	6,194
AA	97	278	10	—	531	917
A	642	—	17	503	11	1,172
BBB	790	104	538	—	224	1,657
Below investment grade	0	—	1,757	—	83	1,840
Total exposures	$2,891	$456	$2,357	$5,534	$7,010	$18,248

Distribution of Consolidated U.S. Residential Mortgage-Backed Securities by Year Issued as of December 31, 2007

Year issued:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2000 and prior	$94	$—	$2	$—	$48	$144
2001	4	—	0	—	23	28
2002	15	—	23	—	24	62
2003	92	—	27	16	319	454
2004	125	—	234	159	187	705
2005	764	—	941	460	3,818	5,983
2006	534	—	218	167	1,928	2,847
2007	1,263	456	912	4,731	663	8,025
	$2,891	$456	$2,357	$5,534	$7,010	$18,248

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Profile (10 of 13)

(dollars in millions)

Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities Net Par Outstanding Underwritten Since January 1, 2004 by Rating(1) and Year of Issue as of December 31, 2007

Year Issued	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2003 and prior	$—	$114	$—	$—	$196	$47	$357
2004	—	311	—	—	—	—	311
2005	2,100	2,371	—	500	107	688	5,767
2006	900	667	500	—	396	—	2,463
2007	3,468	2,295	278	503	424	790	7,759
	$6,469	$5,758	$778	$1,003	$1,123	$1,526	$16,657

% of total	38.8%	34.6%	4.7%	6.0%	6.7%	9.2%	100.0%

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Rating(1) as of December 31, 2007

Ratings(1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
Super Senior	$780	$—	$—	$2,156	$3,533	$6,469
AAA	371	74	30	2,822	2,462	5,758
AA	—	278	—	—	500	778
A	500	—	—	503	—	1,003
BBB	716	104	107	—	196	1,123
Below investment grade	—	—	1,478	—	47	1,526
Total exposures	$2,366	$456	$1,616	$5,481	$6,738	$16,657

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Rating(1) as of December 31, 2007

Ratings(1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien
Super Senior	33.0%	—	—	39.3%	52.4%
AAA	15.7%	16.2%	1.9%	51.5%	36.5%
AA	—	61.0%	—	—	7.4%
A	21.1%	—	—	9.2%	—
BBB	30.3%	22.8%	6.6%	—	2.9%
Below investment grade	—	—	91.5%	—	0.7%
Total exposures	100.0%	100.0%	100.0%	100.0%	100.0%

Distribution of Financial Guaranty Direct U.S. Residential Mortage-Backed Securities by Year Insured as of December 31, 2007

Year insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$30	$165	$473	$668
2005	222	—	796	460	88	1,567
2006	896	—	—	68	4,600	5,564
2007	1,248	456	790	4,787	1,577	8,858
	$2,366	$456	$1,616	$5,481	$6,738	$16,657

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Year Issued as of December 31, 2007

Year insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$30	$165	$473	$668
2005	722	—	796	460	3,788	5,767
2006	396	—	—	167	1,900	2,463
2007	1,248	456	790	4,688	577	7,759
	$2,366	$456	$1,616	$5,481	$6,738	$16,657

(1) Assured's internal rating.  Assured's scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Profile (11 of 13)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities Issued January 1, 2005 or Later
by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquincies as of December 31, 2007(1)

U.S. Prime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)
2005	$722	81.6%	3.5%	0.01%	1.1%
2006	396	77.7%	3.2%	0.0%	0.1%
2007	1,248	97.4%	7.4%	0.001%	0.5%
	$2,366	89.7%	5.7%	0.01%	0.7%

U.S. Prime CES

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)
2005	$—	N/A	N/A	N/A	N/A
2006	—	N/A	N/A	N/A	N/A
2007	456	96.4%	37.9%	1.1%	7.8%
	$456	96.4%	37.9%	1.1%	7.8%

U.S. Prime HELOC

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)
2005	$796	44.0%	0.6%	3.4%	10.2%
2006	—	N/A	N/A	N/A	N/A
2007	790	87.9%	0.4%	1.3%	4.6%
	$1,586	53.7%	0.5%	2.9%	8.2%

U.S. Alt-A First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)
2005	$460	68.2%	8.1%	0.1%	3.5%
2006	167	66.9%	15.6%	0.0%	8.5%
2007	4,688	72.7%	23.9%	0.0%	6.1%
	$5,316	69.2%	22.6%	0.1%	6.0%

U.S. Subprime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)
2005	$3,788	44.3%	52.4%	1.3%	29.9%
2006	1,900	69.1%	31.6%	1.2%	26.1%
2007	577	64.1%	40.0%	1.5%	23.8%
	$6,265	58.8%	39.4%	1.3%	26.6%

(1)  Subordination, cumulative loss, delinquency, and pool factor data is based on information obtained from Intex and/or provided by the trustee and may be subject to restatement or correction.  The summary data provided here is based on the most recent reports available to Assured.

(2) Pool factor is the percentage of net par outstanding at December 31, 2007 divided by the original net par outstanding of the transactions at inception.

(3) Represents the sum of subordinate tranches and over-collateralization and does not include any benefit from excess interest collections that may be used to absorb losses. HELOC exposures currently generate excess spread of roughly 250-300 bps per year. The amount of future excess spread generated can fluctuate as a result of interest rate changes and other factors.

(4) Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5) 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and also includes all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Financial Guaranty Profile (12 of 13)

(dollars in millions)

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Rating

	December 31, 2007		December 31, 2006
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$34,328	49.1%	$15,046	30.9%
AAA	33,318	47.6%	30,855	63.4%
AA	1,796	2.6%	1,863	3.8%
A	101	0.1%	432	0.9%
BBB	368	0.5%	394	0.8%
Below investment grade	26	—	51	0.1%
Total exposures	$69,936	100.0%	$48,641	100.0%

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Sector and Average Rating

	December 31, 2007		December 31, 2006
Sector:	Net Par Outstanding	Average Rating(1)	Net Par Outstanding	Average Rating(1)
U.S. public finance
General obligation	$431	AAA	$454	AAA
Tax backed	70	AAA	112	AAA
Investor-owned utilities	39	AAA	39	AAA
Municipal utilities	26	AAA	26	AAA
Total U.S. public finance	$565	AAA	$630	AAA

U.S. structured finance
Pooled corporate obligations	$28,229	AAA	$21,399	AAA
Subprime mortgage-backed and home equity	5,843	AAA	5,023	AAA
Commercial mortgage-backed securities	5,391	AAA	5,276	AAA
Prime mortgage-backed and home equity	4,901	AAA	589	AAA
Commercial receivables	1,584	AAA	423	AAA
Consumer receivables	695	AA+	310	AA
Structured credit	346	AAA	1,140	AAA
Insurance securitizations	108	AAA	100	AAA
Other structured finance	643	AAA	1,074	AAA
Total U.S. structured finance	$47,740	AAA	$35,335	AAA

International
Pooled corporate obligations	$6,984	AAA	$2,126	AAA
Infrastructure and pooled Infrastructure	6,404	AAA	4,927	AAA
Mortgage-backed and home equity	6,032	AAA	3,351	AA+
Commercial mortgage-backed securities	832	AAA	1,044	AAA
Regulated utilities	462	AAA	259	AAA
Future flow	173	A+	158	A-
Insurance securitizations	41	BBB-	41	A-
Public finance	9	AAA	49	A
Consumer receivables	—	—	91	BBB
Other international structured finance	695	AAA	631	AAA
Total international	$21,631	AAA	$12,676	AAA

Total exposures	$69,936	AAA	$48,641	AAA

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (13 of 13)

(dollars in millions)

Financial Guaranty Direct Collateralized Debt Obligations of Asset-Backed Securities (CDOs of ABS)(1) Net Par Outstanding by Type of CDO, by Year Insured and by Collateral:

			Type of Collateral as a Percent of Total Pool							Ratings as of Dec. 31, 2007
Year Insured	Legal Final Maturity(2)	Net Par Outstanding	ABS	RMBS (Includes Subprime)	Comm. MBS (CMBS)(3)	CDOs of Investment Grade Corporate	CDOs of ABS	Total Collateral Pool	U.S. Subprime RMBS	S&P	Moody’s	Original AAA Sub- ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

CDOs of Mezzanine ABS(3):
2001	2017	$116.9	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	25.1%	25.1%	30.1%
2001	2016	60.9	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	28.1%	28.1%	39.0%
2002	2017	137.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.6%	24.6%	32.2%
2002	2017	121.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	22.1%	22.1%	25.9%
2002	2017	90.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	35.0%	35.0%	47.3%
2002	2017	76.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.0%	24.0%	30.8%
2003	2018	131.3	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	20.0%	20.0%	24.2%
2003	2038	84.2	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	23.0%	38.0%	47.4%
2003	2018	51.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	63.0%	63.0%	66.4%
2004	No CDO of ABS business written
2005	No CDO of ABS business written
2006	No CDO of ABS business written
2007	No CDO of ABS business written
	Subtotal:	$870.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	27.0%	28.5%	35.3%

CDOs of High Grade ABS(4):
No CDO of ABS business written

CDOs of Pooled AAA ABS(5):
2003	2010	513.1	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%
2003	2008	419.0	37%	57%	6%	0%	0%	100%	32%	AAA	Aaa	0.0%	10.0%	10.0%
2004	No CDO of ABS business written
2005	No CDO of ABS business written
2006	No CDO of ABS business written
2007	No CDO of ABS business written
	Subtotal:	$932.1	36%	44%	17%	3%	0%	100%	14%	AAA	Aaa	0.0%	11.4%	11.4%

Total:		$1,802.9	19%	23%	57%	1%	0%	100%	7%	AAA	Aaa	13.0%	19.6%	22.9%

(1) A “CDO of ABS” is a collateralized debt obligation (CDO) transaction whose collateral pool consists primarily of asset-backed securities (ABS), including mortgage-backed securities (MBS).  ABS transactions securities generally represent an ownership interest in a trust that contains collateral supporting the notes.  Those interests are divided into several tranches that can have varying levels of subordination, credit protection triggers and credit ratings.

(2) “Legal Final Maturity” represents the final date for payment specified in the transaction documents and does not take into account prepayments that shorten the expected maturity and weighted average life.

(3) ”CDOs of Mezzanine ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised primarily of mezzanine tranches rated BBB or lower.  The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS is comprised of mezzanine tranches of CMBS transactions and senior unsecured debt issued by commercial property REITs.  The transactions to which Assured has exposure are static pools rather than actively managed transactions, and the collateral in these static pools was originated primarily in the period from 1997-2003. The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS had weighted average ratings, based on rating information as of December 31, 2007, as follows: 18% AAA, 7% AA, 11% A, 46% BBB and 18% below investment grade (BIG).

(4) “CDOs of High Grade ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated single-A or higher.

(5) “CDOs of Pooled AAA ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of the senior-most AAA rated securities.  Assured’s exposure to CDOs of Pooled AAA ABS was rated, based on rating information as of December 31, 2007: 100% AAA/Aaa.

Assured Guaranty Ltd.

Non-Investment Grade Exposures

as of December 31, 2007

(dollars in millions)

	Weighted Average	Net Par	Average
Non-Investment Grade Exposures by Asset Type:	Remaining Life	Outstanding	Rating(1)

U.S. public finance
Healthcare	11.0	$53	B+
Tax backed	15.8	44	BB
General obligation	8.2	36	BB+
Transportation	15.3	24	C
Municipal utility	9.5	12	C
Housing	13.7	4	B
Higher education	12.4	1	BB+
Investor-owned utilities	9.0	—	BB
Total U.S. public finance	12.2	$174	B+

U.S. structured finance
Prime mortgage-backed and home equity	4.4	$1,757	BB-
Subprime mortgage-backed and home equity	6.4	83	CCC+
Commercial receivables	12.4	23	B
Pooled corporate obligations	3.1	20	B-
Other structured finance	23.6	12	B
Total U.S. structured finance	4.7	$1,894	BB-

International
Infrastructure	10.5	$45	BB-
Total international	10.5	$45	BB-

Total non-investment grade exposures	5.4	$2,114	BB-

Top Ten Non-Investment Grade Exposures as of December 31, 2007

Name or Description	Segment	Weighted Average Remaining Life	Net Par Outstanding	Average Rating(1)
CWHEQ Revolving Home Equity Loan Trust, 2007-D	Direct	3.2	$757	BB
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	Direct	2.5	688	BB-
Domestic Residential Mortgage-backed HELOC Transaction	Reinsurance	2.5	75	BB
Domestic Residential Mortgage-backed HELOC Transaction	Reinsurance	8.0	52	BB+
Domestic Residential Mortgage-backed HELOC Transaction	Reinsurance	2.5	42	BB
Domestic Residential Mortgage-backed HELOC Transaction	Reinsurance	9.0	40	BB+
Domestic Residential Mortgage-backed HELOC Transaction	Reinsurance	2.5	36	BB+
American Home Mortgage Investor Trust 2007-A	Direct	3.0	33	BB
International Airport Facility	Reinsurance	6.0	29	BB
Louisiana State Stadium & Exposition District	Reinsurance	19.4	29	BB
Total		3.5	$1,781	BB

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net Par Outstanding by Credit Monitoring Category(1)

	December 31, 2007
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$198,133	98.9%

Closely monitored credits:
Category 1	1,288	0.6%	36
Category 2	743	0.4%	12
Category 3	71	—	16
Category 4	24	—	16
CMC Total	2,126	1.1%	80

Other below investment grade risk	20	—	46
Total	$200,279	100.0%

	December 31, 2006
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$130,944	99.0%

Closely monitored credits:
Category 1	855	0.6%	43
Category 2	318	0.2%	13
Category 3	123	0.1%	18
Category 4	22	—	13
CMC Total	1,318	1.0%	87

Other below investment grade risk	34	—	68
Total	$132,296	100.0%

(1) Assured’s surveillance department is responsible for monitoring the Company’s portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 4)

as of December 31, 2007

(dollars in millions)

25 Largest U.S. Public Finance Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
State of California General Obligation & Leases	$1,311	A+
City of Chicago General Obligation & Leases	913	AA-
New York City General Obligation & Leases	894	A+
Commonwealth of Puerto Rico General Obligation & Leases	822	BBB-
State of Washington General Obligation	803	AA
Denver International Airport System	765	A+
Los Angeles Unified School District	749	AA
State of New Jersey General Obligation & Leases	687	AA-
Commonwealth of Massachusetts General Obligation & Bay Transportation	685	AA-
State of New York General Obligation & Leases	676	AA
Hawaii State General Obligation	627	AA-
Florida State General Obligation	626	AA
Puerto Rico Highway & Transportation Authority	598	BBB
New York City Municipal Water Finance Authority	594	AA
Jefferson County, Alabama Sewer Enterprise	578	A
Metropolitan Transportation Authority (New York) - Transportation Revenue	540	A
District of Columbia General Obligation	540	A
Port Authority of New York & New Jersey	491	AA-
Clark County Nevada School District	443	AA-
Louisiana Citizens Property Insurance Corporation	427	A-
Massachusetts School Building Authority	427	AA
Long Island Power Authority	425	A-
University of California Board of Regents	421	AA-
Los Angeles California Department of Water & Power	419	AA-
Chicago Public Building Commission - Chicago Board of Education	419	A
Total top 25 U.S. public finance exposures	$15,879

10 Largest Healthcare Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)	State
Catholic Healthcare West	$233	A	CA
Meridian Health System Obligated Group	213	A-	NJ
Christus Health System	210	A+	TX
Adventist Health Systems / Sunbelt	179	A+	FL
Covenant Health	177	A-	TN
Methodist Hospitals of Dallas	165	A+	TX
Integris Health, Inc. - Oklahoma	160	AA	OK
Advocate Health Care Network	156	AA	IL
Hoag Memorial Hospital Presbyterian	146	AA-	CA
University Health Systems of Eastern Carolina	143	A+	NC
Total top 10 healthcare exposures	$1,783

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 4)

as of December 31, 2007

(dollars in millions)

25 Largest U.S. Structured Finance Exposures

	Net Par
Credit Name:	Outstanding	Rating (1)
Discover Card Master Trust I Series A	$1,200	AAA
Deutsche Alt-A Securities Mortgage Loan 2007-2	1,130	AAA
Field Point III & IV, Limited	912	AA-
Field Point I & II, Limited	805	AA-
Countrywide Home Equity Loan Trust 2007-D	757	BB
Private - CDO	747	AAA
MortgageIt Securities Corp. Mortgage Loan 2007-2	728	AAA / Super senior
Private - CDO	713	AAA
Ares Enhanced Credit Opportunities Fund	664	AAA
Private - CDO	660	AAA
Applebee’s Franchising LLC	655	BBB-
Private RMBS Re-Remic	634	AAA / Super senior
Sandelman Finance 2006-1 Limited	623	AA
Chrysler Retail Auto Loan Receivables Class-A	618	A
Synthetic CDO - IG ABS	594	AAA / Super senior
Deutsche Alt-A Securities Mortgage Loan 2007-3	593	AAA / Super senior
Private - CDO	576	AAA
Citibank Omni Master Trust	568	AAA
Chrysler Retail Auto Loan Receivables Class A	550	AAA
McDonnell Loan Opportunity Fund	538	AAA
AAA Trust 2007-2	533	AAA / Super senior
Private - CDO	533	AAA / Super senior
Private - CDO	512	AAA
Impac CMB Trust Series 2007-A	503	A+
Private - Mortgage Backed Securities	500	A
Total top 25 U.S. structured finance exposures	$16,846

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 3 of 4)

as of December 31, 2007

(dollars in millions)

25 Largest International Exposures

	Net Par
Credit Name:	Outstanding	Rating (1)
Private - Prime European RMBS	$1,561	AAA / Super senior
Graphite Mortgages Plc Provide Graphite 2005-2	1,277	AAA / Super senior
Permanent Master Issuer PLC	1,157	AAA
Essential Public Infrastructure Capital III	1,153	AAA / Super senior
Essential Public Infrastructure Capital II	1,122	AAA / Super senior
Paragon Mortgages (No.13) PLC	960	AAA
Granite Master Issuer PLC	910	AAA
International Infrastructure Pool	873	AAA / Super senior
International Infrastructure Pool	873	AAA / Super senior
International Infrastructure Pool	813	AAA / Super senior
Taberna Europe CDO II PLC	753	AAA / Super senior
Stichting Profile Securitisation I	698	AAA / Super senior
Synthetic CDO - IG ABS	695	AAA / Super senior
Nemus Funding No.1 PLC	677	AAA / Super senior
National Grid Gas PLC	616	A
United Utilities Water PLC	588	A
Global Senior Loan Index Fund 1 B.V.	567	AAA / Super senior
Northumbrian Water PLC	558	BBB+
National Grid Electricity Transmission PLC	554	A
Harvest CLO III	510	AAA
Wessex Water PLC	481	BBB+
Taberna Europe CDO I PLC	474	AAA / Super senior
RMF Euro CDO V PLC	443	AAA
Yorkshire Water Services Finance PLC	441	A-
Ballantyne Re PLC Class A-2 Floating Rate Notes	425	BBB-
Total top 25 international exposures	$19,179

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 4 of 4)

as of December 31, 2007

(dollars in millions)

10 Largest U.S. Residential Mortgage Servicers Exposures

Net Par
Servicer:	Outstanding
Countrywide Home Loans, Inc.	$3,967
Wells Fargo Home Mortgage, Inc.	2,346
Northern Rock PLC	2,186
Residential Funding Corporation	2,044
European Mortgage Servicer (Private Transaction)	1,561
Halifax PLC	1,163
Paragon Finance PLC	960
AMC Mortgage Services	739
East West Bancorp, Inc.	716
Impac Funding Corporation	554
Total top 10 U.S. residential mortgage servicers exposures	$16,236

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of December 31, 2007			As of December 31, 2006
	Assured Guaranty Corp.	Assured Guaranty Re Ltd.(1)	Consolidated	Assured Guaranty Corp.	Assured Guaranty Re Ltd.(1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve(2)	$302	$629	$931	$239	$444	$683
Contingency reserve	582	—	582	631	—	631
Policyholders’ surplus	400	1,097	1,497	286	741	1,027
Loss & loss adjustment expense reserves(3)	12	18	30	15	18	33
Total policyholders’ surplus and reserves	$1,296	$1,744	$3,040	$1,171	$1,203	$2,374

Claims paying resources
Policyholders’ surplus	$400	$1,097	$1,497	$286	$741	$1,027
Contingency reserve	582	—	582	631	—	631
Qualified statutory capital	982	1,097	2,079	917	741	1,658
Unearned premium reserve(2)	302	629	931	239	444	683
Loss & loss adjustment expense reserves(3)	12	18	30	15	18	33
Total policyholders’ surplus and reserves	1,296	1,744	3,040	1,171	1,203	2,374
Present value of installment premium(d)	554	366	920	356	230	586
Standby line of credit/stop loss	280	200	480	455	—	455
Total claims paying resources	$2,130	$2,310	$4,440	$1,982	$1,433	$3,415

Net par insured outstanding	$94,127	$106,253	$200,279	$68,370	$63,927	$132,296
Net debt service outstanding	$128,351	$174,173	$302,413	$85,522	$94,652	$180,174

Ratios:
Net par insured to statutory capital	96:1	97:1	96:1	75:1	86:1	80:1
Capital ratio(4)	131:1	159:1	145:1	93:1	128:1	109:1
Financial resources ratio(5)	60:1	75:1	68:1	43:1	66:1	53:1

(1)	Assured Guaranty Re Ltd. (AG Re) numbers are the Company’s estimate of U.S. statutory as the company files Bermuda statutory financial statements.
(2)	Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.
(3)	Loss and loss adjustment reserves for AG Re are U.S. GAAP based and net of reinsurance recoverable and portfolio reserves.
(4)	The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.
(5)	The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

	Year Ended December 31,
	2007	2006	2005	2004
GAAP Summary Income Statement Data

Gross premiums written	$505.9	$325.7	$252.1	$190.9
Net earned premiums	232.0	206.7	198.7	187.9
Net investment income	128.1	111.5	96.8	94.8
Total expenses	163.7	132.1	64.9	114.6
(Loss) income before provision for income taxes	(463.0)	190.0	229.6	233.3
Net (loss) income	(303.3)	159.7	188.4	182.8
Operating income	178.0	157.2	190.0	141.1

Net (loss) income per diluted share	$(4.46)	$2.15	$2.53	$2.44
Operating income per diluted share	$2.57	$2.12	$2.55	$1.88

Financial Ratios:
Loss and LAE ratio	3.4%	(3.3)%	(35.0)%	(17.0)%
Expense ratio	55.8%	59.2%	58.9%	65.4%
Combined ratio	59.2%	55.9%	23.9%	48.4%
GAAP Summary Balance Sheet Data (End of Period)

Total investments and cash	$3,147.9	$2,469.9	$2,256.0	$2,157.9
Total assets	3,800.4	2,935.3	2,696.3	2,703.7
Unearned premium reserves	908.3	644.5	537.1	521.3
Loss and LAE reserves	133.8	120.6	128.4	236.2
Senior notes	197.4	197.4	197.3	197.4
Series A Enhanced Junior Subordinated Debentures	149.7	149.7	—	—
Shareholders’ equity	1,666.6	1,650.8	1,661.5	1,527.6
Book value per share	$20.85	$24.44	$22.22	$20.19
Other Financial Information:
Net debt service outstanding (end of period)	$302,413	$180,174	$145,694	$136,120
Gross debt service outstanding (end of period)	307,657	181,503	148,836	139,129
Net par outstanding (end of period)	200,279	132,296	102,465	95,592
Gross par outstanding (end of period)	204,809	133,303	105,258	98,221

Consolidated qualified statutory capital	2,079	1,658	1,545	1,351
Consolidated policyholders’ surplus and reserves	3,040	2,374	2,182	1,990

Ratios:
Par insured to statutory capital	96:1	80:1	66:1	71:1
Capital ratio(1)	145:1	109:1	94:1	101:1
Financial resources ratio(2)	68:1	53:1	48:1	51:1

Gross debt service written:
U.S. public finance	$66,190	$13,261	$13,335	$11,943
U.S. structured finance	42,414	28,902	16,724	15,131
International	24,971	17,979	5,729	3,897
Total gross debt service written	$133,575	$60,142	$35,788	$30,970

Net debt service written	129,872	59,775	35,440	30,680
Net par written	84,686	50,541	26,020	23,125
Gross par written	88,117	50,892	26,320	23,375

1.  The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

2.  The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Glossary

Below are the brief descriptions of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s 10-K report.

Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

Mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages.

Consumer receivables: principally includes auto loan receivables and credit card receivables.

Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

Other structured finance: includes, manufactured housing, collateralized debt obligations of asset-backed securities and other securitizations not included in other asset classes.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of gross written premiums or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on contracts written in the current period, discounted at 6% per year.   Management believes that  PVP is a useful measure for management, equity analysts and investors because it permits the evaluation of the value of new business production for Assured by taking into account the value of estimated future installment premiums on new contracts underwritten in a reporting period, which GAAP gross premiums written does not adequately measure.  Actual future net earned or written premiums may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income (loss) excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments.  Operating return on equity (ROE) represents operating income as a percentage of average shareholders’ equity, excluding accumulated other comprehensive income and after-tax unrealized gains (losses) on derivative financial instruments. Management believes that operating income and operating ROE are useful measures for management, equity analysts and investors because the presentation of operating income and operating ROE enhance the understanding of Assured’s results of operations by highlighting the underlying profitability of Assured’s insurance business.  Net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments are excluded because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, market interest rates, credit spreads, and other factors that management cannot control or predict.  These measures should not be viewed as substitutes for net income (loss) or ROE determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve net of prepaid reinsurance premiums, plus the net present value of estimated future installment premiums in force, less future ceding commissions, after tax discounted at 6%, less deferred acquisition costs, after tax.  Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in-force premiums and capital base. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future installment premiums from our in-force book of business, net of reinsurance and discounted at 6%.  Management believes that net present value of estimated future installment premiums in force is a useful measure for management, equity analysts and investors because it permits an evaluation of the value of future estimated installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors.  There is no comparable GAAP financial measure.

For adjusted book value, net present value of estimated future installment premiums in force, and PVP, Assured uses 6% as the present value discount rate because it is the approximate taxable equivalent yield on Assured’s investment portfolio for the periods presented.

Contacts:

Equity Investors and Media
Sabra Purtill
Managing Director, Investor Relations
and Strategic Planning
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Assured Guaranty Ltd.	Fixed Income Investors
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com